UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 25, 2018
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101
NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 2.01.    Completion of Acquisition or Disposition of Assets.
On July 25, 2018, AIMCO Properties, L.P., or the Aimco Operating Partnership, which holds all of Apartment Investment and Management Company's, or Aimco, assets and manages the daily operations of Aimco's business, sold its Asset Management portfolio and four affordable real estate communities to Related Companies' affordable division, or Related, for a gross sales price of $590 million. Aimco and the Aimco Operating Partnership are not affiliated with Related and the terms of the transaction were determined through arm's-length negotiations.
Unaudited pro forma financial information for Aimco and the Aimco Operating Partnership which gives effect to the sale is included as Exhibit 99.1 to this report.
In connection with this sale, we estimate that we will recognize a $469 million gain on sale during the three month period ended September 30, 2018, which is presented as an adjustment to equity in the accompanying unaudited pro forma consolidated balance sheets.
ITEM 9.01.    Financial Statements and Exhibits.
(b)     Pro Forma Financial Information
The unaudited pro forma financial information as of March 31, 2018 and for the year ended December 31, 2017 and for the three months ended March 31, 2018, including notes thereto, is included as Exhibit 99.1 to this report and incorporated herein by reference.
(d)    The following exhibit is filed with this report:

Exhibit Number	Description
99.1
Unaudited pro forma condensed consolidated balance sheets and unaudited pro forma condensed consolidated statements of operations, including notes thereto, of Aimco and the Aimco Operating Partnership.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

By:	/s/ PAUL BELDIN
Paul Beldin
Executive Vice President and Chief Financial Officer
(duly authorized officer and
principal financial officer)

AIMCO PROPERTIES, L.P.

By:	AIMCO-GP, Inc., its general partner

By:	/s/ PAUL BELDIN
Paul Beldin
Executive Vice President and Chief Financial Officer
(duly authorized officer and
principal financial officer)

Date: July 30, 2018